Exhibit 99.1

LOTTERY.COM ANNOUNCES APPOINTMENT OF NEW INDEPENDENT DIRECTOR AND NOTICE FROM NASDAQ RELATED TO DELAYED ANNUAL FORM 10-K FILING

Spicewood, Texas April 10, 2023 — (NEWSWIRE) – Lottery.com, Inc. (NASDAQ: LTRY, LTRYW) (the “Company” or “Lottery.com”) announces it has appointed experienced attorney, Nick Kounoupias, as an independent member of the Company’s Board of Directors. The appointment is part of its restructuring and initiative to improve its disclosure and reporting controls to help the Company return to compliance with Nasdaq’s continued listing requirements.

Mr. Kounoupias is a respected attorney with almost 40 years’ experience with digital, media and technology companies with a strong practice focus on corporate, governance and Intellectual Property (IP) across multiple sectors. He has worked both within private practice and in-house, including a 16 year period in a senior position within the music industry. He has also held non-executive directorships and senior positions within the computer software, design, branded goods and newspaper and magazine publishing industries.

Mr. Kounoupias is the founder and CEO of Kounoupias IP, a boutique Intellectual Property consultancy operating out of offices in England and Cyprus providing strategic guidance on digital technology and IP matters internationally. He is widely recognized as a leading expert in anti-piracy and anti-counterfeiting and possesses extensive experience of managing and conducting investigations in IP and other sectors.

A recognized critical thought leader, he regularly contributes to journals, books, as well as providing professional training on legal matters at seminars and webinars.

Matthew McGahan, Chairman of Lottery.com, commented:

“We are delighted Nick has agreed to join the Board, substantially bolstering the depth of our corporate governance expertise. His appointment is particularly timely as Lottery.com is keenly focused on regaining compliance with the Nasdaq Listing Rules following the hiatus we inherited as a new Board. In this regard, the new management team is working with our auditors and other advisers to substantially improve our disclosure and reporting controls, and other areas. Nick’s legal oversight and experience is expected to help our intentions these are implemented smoothly and we very much look forward to working with him.”

Nick Kounoupias, Non-executive Director added:

“Lottery.com is in a critical phase of transition, as the new Board and management team works hard to deal with the many issues they inherited. I am comforted that much has already been achieved as part of the turnaround. My focus is to assist the team to facilitate the next phase of this, including reviewing legal, accounting, and financial resources; and helping to regain compliance with Nasdaq’s continuing listing requirements as swiftly as possible. Working together we believe we can give direction and oversight, as Lottery.com returns to focussing on its operations and on generating revenues with a much stronger corporate governance framework in place.”

Nasdaq Notice

Separately, on April 4, 2023, the Company received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the fact that the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) had not been filed, Nasdaq did not receive the Annual Report and it does not comply with Nasdaq’s filing requirements set forth in Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports with the Securities and Exchange Commission. Nasdaq also advised that this matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market. The Company has requested a panel hearing to appeal Nasdaq’s delisting determination. There can be no assurance that the Company’s plan will be accepted by the hearings panel or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements.

About Lottery.com

Lottery.com, Inc. plans to regain its position as a leading technology company whose goal is to transform how, where and when lotteries are played. It plans to re-engage mobile and online platforms to enable players and commercial partners located throughout the United States and other countries to remotely purchase safe and legally sanctioned lottery games. The Company is being restructured for growth opportunities in entertainment and sports, including potential acquisitions of companies and or technologies and related opportunities, funding permitting. In all that it has done or does, Lottery.com’s mission remains the same: an uncompromising passion to innovate, grow a new demographic of enthusiasts, deliver responsible and trusted solutions, and promote community and philanthropic initiatives. For more information, visit http://www.lottery.com.

For more information contact: ir@lottery.com , or visit: http://www.lottery.com and Sports.com Twitter

Important Notice Regarding Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included in this press release, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, revenue guidance, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Lottery.com cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lottery.com. In addition, Lottery.com cautions you that the forward-looking statements contained in this press release are subject to unknown risks, uncertainties and other factors, including: (i) the ability of the Company to retain the listing of its common stock and warrants on the Nasdaq Global Market, the outcome of the panel hearing, the Company’s ability to regain compliance with Nasdaq’s continued listing standards, the Company’s current non-compliance with Nasdaq’s continued listing standards, and the ability of the Company to obtain further extensions from Nasdaq; (ii) the need for additional funding, the availability of and terms of such potential funding, and potential dilution caused thereby and the Company’s ability to continue as a going concern; (iii) the Company’s ability to timely file deficient periodic reports with the Securities and Exchange Commission and to timely restate certain financial statements as previously disclosed; (iv) the Company’s ability to restart its operations, hire new employees, and grow its business and operations; (v) the outcome of pending and threatened legal proceedings, future proceedings, potential class actions and other legal proceedings and matters; (vi) the Company’s lack of effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and its accounting staffing levels; (vii) the effects of competition on Lottery.com’s future business; (viii) risks related to its dependence on its intellectual property and the risk that technology could have undetected defects or errors; (ix) changes in applicable laws or regulations; (x) risks related to the COVID-19 pandemic or other pandemics and their effect directly on Lottery.com and the economy generally; (xi) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (xii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including, but not limited to raising interest rates and inflation, and ongoing or future global conflicts, like the ongoing conflict between Ukraine and Russia; (xiii) the ability of Lottery.com to achieve its strategic and growth objectives as stated or at all; (xiv) technical problems with our websites, apps and products; and (xv) those factors discussed in the Form 10-Qs and Form 10-Ks filed by Lottery.com, Inc. with the U.S. Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and the other documents filed, or to be filed, by the Company with the SEC. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Lottery.com has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Lottery.com Contact:

ir@lottery.com